SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2009

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ

07677

   (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report is being filed to update the historical financial statements and financial data included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed by Par Pharmaceutical Companies, Inc. (the “Company”) with the SEC on March 2, 2009 (the “2008 Form 10-K”). The updated financial statements reflect certain accounting adjustments related to the adoption of the Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”).

FSP APB 14-1 clarifies the accounting for convertible debt instruments that may be settled in cash upon either mandatory or optional conversion (including partial cash settlement). FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods.  FSP APB 14-1 must be applied on a retrospective basis and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  The retrospective adoption of FSP APB 14-1 affects the Company’s financial information for the years 2004 through 2008, as reflected in Exhibit 99.1 to this Current Report.  The information contained in this Current Report does not amend or restate the 2008 Form 10-K.

By filing this Current Report to reflect the impact of the adoption of FSP APB 14-1 on previously issued financial statements, the Company may incorporate these financial statements by reference in future filings with the SEC.  The impact of the adoption of FSP APB 14-1 is reflected and is set forth in the following updated sections of the 2008 Form 10-K, which, as revised, are included as 99.1, 99.2, and 99.3 to this Current Report.

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

Exhibit 99.4 of this Form 8-K includes “Item 9A. - Controls and Procedures” which has been reproduced from the Company’s 2008 Annual Report without modification or further evaluation of our disclosure controls and procedures or our internal control over financial reporting for the period covered by the 2008 Annual Report.

This Current Report is being filed only for the purpose described above and affects only the items specified above. This Current Report does not change or update any disclosures contained in the 2008 Form 10-K except as described above. All disclosures contained in the 2008 Form 10-K that are not affected by this Current Report are unchanged and are accurate as of the time of the filing of the 2008 Form 10-K.  Accordingly, this Current Report should be read in conjunction with the 2008 Form 10-K and the Company’s subsequent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q filed on May 6, 2009.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplementary Data
99.4	Controls and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of:  June 19, 2009

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Lawrence A. Kenyon

Lawrence A. Kenyon, Executive Vice President and Chief

Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplementary Data
99.4	Controls and Procedures